                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report: November 25, 1998
                                       -----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                          36-1208070
                  ------                          ----------
         (Commission File Number)     (IRS Employer Identification Number)


  500 West Monroe Street, Chicago, Illinois          60661
  -----------------------------------------          -----
  (Address of principal executive offices)         (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

On November 25, 1998, Heller Financial, Inc. ("Registrant") filed with the Securities and Exchange Commission a Prospectus Supplement under its Registration Statement on Form S-3 (file No. 333-58723) with respect to the proposed public offering of 1,250,000 shares of Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series D ("Preferred Stock"). Attached herewith are the forms of certain documents to be used in connection with such offering.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

1 Form of Underwriting Agreement between Registrant and Lehman Brothers Inc., Chase Securities Inc. and Credit Suisse First Boston Corporation

4(a) Form of Certificate Of Designation, Preferences And Rights Of Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series D

4(b)  Form of Stock Certificate for Preferred Stock



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 1998
       -----------------

                                  HELLER FINANCIAL, INC.

                                  By:    /s/ Lauralee E. Martin
                                         ----------------------
                                         Lauralee E. Martin
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit                                                                               Sequentially
Number                                                                               Numbered Pages
-------                                                                              --------------
1          Form of Underwriting Agreement between Registrant and Lehman                    5-29
           Brothers Inc., Chase Securities Inc. and Credit Suisse First
           Boston Corporation

4(a)       Form of Certificate Of Designation, Preferences And Rights Of Fixed             30-38
           Rate Noncumulative Perpetual Senior Preferred Stock, Series D

4(b)       Form of Stock Certificate for Preferred Stock                                     39

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